Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

Ed Murray, WY Secretary of State
FILED: 12/28/2015 11:11 AM
ID: 2015-000702673

Foreign Profit Corporation
Articles of Domestication

Pursuant to W.S. 17-16-1801 of the Wyoming Business Corporation Act, the undersigned hereby applies for a Certificate of Domestication and for that purpose hereby submits Articles of Domestication.

1. Corporation name:

MedX Holdings, Inc.

2. Incorporated under the laws of: Colorado
(State or country of incorporation)

3. Date of incorporation: ~~09/05/2001~~ 9-5-2000
(mm/dd/yyyy)

4. Period of duration: Perpetual

(This is referring to the length of time the corporation intends to exist and not the length of time it has been in existence. The most common term used is "perpetual." You may refer to your Articles of Incorporation or contact the Corporations Division in your state of incorporation for your period of duration.)

5. Mailing address of the corporation:

MedX Holdings, Inc.
1621 Central Avenue
Cheyenne, WY 82001

6. Principal office address:

MedX Holdings, Inc.
1621 Central Avenue
Cheyenne, WY 82001

7. Name and physical address of its registered agent:

(The registered agent may be an individual resident in Wyoming, a domestic or foreign entity authorized to transact business in Wyoming, having a business office identical with such registered office. ***The registered agent must have a physical address in Wyoming.*** *A Post Office Box or Drop Box is not acceptable. If the registered office includes a suite number, it must be included in the registered office address.)*

Wyoming Registered Agent.com,Inc.
1621 Central Avenue
Cheyenne, WY 82001

8. Purpose or purposes of the corporation which it proposes to pursue in the transaction of business in Wyoming:

The purpose of the corporation is to engage in any lawful act or activity for which the corporation may be organized under the general corporation.

Received DEC 21 2015 Secretary of State Wyoming

9. Names and usual business addresses of its current officers and directors:

Office	Name Address
President	Donald Schellpfeffer, M.D.
Vice President	
Secretary	Donald Schellpfeffer, M.D.
Treasurer	
Director	Donald Schellpfeffer, M.D.
Director	
Director	

10. The aggregate number of shares or other ownership units which it has the authority to issue, itemized by classes, par value of shares, shares without par value and series, if any, within a class:

Number of Shares	Class	Series	Par Value per Share
100,000,000	Common Shares		$0.001

11. The aggregate number of issued shares or other ownership units itemized by classes, par value of shares, shares without par value and series, if any, within a class:

Number of Shares	Class	Series	Par Value per Share
100,000,000	Preferred	Blank Check	$0.001

12. The corporation accepts the constitution of the state of Wyoming in compliance with the requirement of Article 10, Section 5 of the Wyoming Constitution.

Signature: Donald Schellpfeffer

Date: 12/15/2015
(mm/dd/yyyy)

Print Name: Donald Schellpfeffer, M.D>

Title: President

Contact Person: Kathleen Roberton

Daytime Phone Number: (858) 354-5656

Email: kathy@prolooktech.com

Wyoming Secretary of State
State Capitol Building, Room 110
200 West 24th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Fax 307.777.5339
Email: Business@wyo.gov

Consent to Appointment by Registered Agent

I, WyomingRegisteredAgent.com, Inc. , registered office located at
(name of registered agent)

1621 Central Avenue
Cheyenne, WY 82001

voluntarily consent to serve

* ***(registered office physical address, city, state & zip)***

as the registered agent for MedX Holdings, Inc.
(name of business entity)

I hereby certify that I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: ______________________ **Date:** 12/17/2015
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

Print Name: Lisa Espinoza Daytime Phone: (307) 637-5151

Title: Authorized Agent Email: info@wyomingregisteredagent.com

Registered Agent Mailing Address
(if different than above):

***If this is a current registered agent changing their registered address on file, complete the following:**

Previous Registered Office(s):

I hereby certify that:

- After the changes are made, the street address of my registered office and business office will be identical.
- This change affects every entity served by me and I have notified each entity of the registered office change.
- I certify that the above information is correct and I am in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

Signature: ______________________ **Date:**
(Shall be executed by the registered agent.) *(mm/dd/yyyy)*

OFFICE OF THE SECRETARY OF STATE
OF THE STATE OF COLORADO

CERTIFICATE OF FACT OF GOOD STANDING

I, Wayne W. Williams, as the Secretary of State of the State of Colorado, hereby certify that, according to the records of this office,

Cantor Group Inc.

is a

Corporation

formed or registered on 09/05/2006 under the law of Colorado, has complied with all applicable requirements of this office, and is in good standing with this office. This entity has been assigned entity identification number 20061361085 .

This certificate reflects facts established or disclosed by documents delivered to this office on paper through 12/01/2015 that have been posted, and by documents delivered to this office electronically through 12/02/2015 @ 16:18:38 .

I have affixed hereto the Great Seal of the State of Colorado and duly generated, executed, and issued this official certificate at Denver, Colorado on 12/02/2015 @ 16:18:38 in accordance with applicable law. This certificate is assigned Confirmation Number 9398169 .

STATE OF COLORADO
NIL SINE NUMINE
1876

Wayne W. Williams

Secretary of State of the State of Colorado

End of Certificate

Notice: A certificate issued electronically from the Colorado Secretary of State's Web site is fully and immediately valid and effective. However, as an option, the issuance and validity of a certificate obtained electronically may be established by visiting the Validate a Certificate page of the Secretary of State's Web site, http://www.sos.state.co.us/biz/CertificateSearchCriteria.do entering the certificate's confirmation number displayed on the certificate, and following the instructions displayed. Confirming the issuance of a certificate is merely optional and is not necessary to the valid and effective issuance of a certificate. For more information, visit our Web site, http://www.sos.state.co.us/ click "Businesses, trademarks, trade names" and select "Frequently Asked Questions."

OFFICE OF THE SECRETARY OF STATE
OF THE STATE OF COLORADO

CERTIFICATE OF DOCUMENT FILED

I, Wayne W. Williams, as the Secretary of State of the State of Colorado, hereby certify that, according to the records of this office, the attached document is a true and complete copy of the

Articles of Incorporation

with Document # 20061361085 of

MedX Holdings, Inc.

Colorado Corporation

(Entity ID # 20061361085)

consisting of 3 pages.

This certificate reflects facts established or disclosed by documents delivered to this office on paper through 12/15/2015 that have been posted, and by documents delivered to this office electronically through 12/17/2015@ 15:18:54.

I have affixed hereto the Great Seal of the State of Colorado and duly generated, executed, and issued this official certificate at Denver, Colorado on 12/17/2015 @ 15:18:54 in accordance with applicable law. This certificate is assigned Confirmation Number 9419005 .

Secretary of State of the State of Colorado

End of Certificate

Document processing fee
If document is filed on paper $125.00
If document is filed electronically **$ 25.00**
Fees & forms/cover sheets are subject to change.
To file electronically, access instructions for this form/cover sheet and other information or print copies of filed documents, visit www.sos.state.co.us and select Business Center.
Paper documents must be typewritten or machine printed.

E-Filed

Colorado Secretary of State
Date and Time: 09/05/2006 05:48 AM
Id Number: 20061361085

Document number: 20061361085

ABOVE SPACE FOR OFFICE USE ONLY

Articles of Incorporation

filed pursuant to §7-90-301, et seq. and §7-102-102 of the Colorado Revised Statutes (C.R.S)

1. Entity name: Disaboo, Inc.

(The name of a corporation must contain the term or abbreviation "corporation", "incorporated", "company", "limited", "corp.", inc.", "co." or "ltd"; If the corporation is a professional corporation, it must contain the term or abbreviation "professional corporation", "p.c.", or "pc" §7-90-601, C.R.S.)

2. Use of Restricted Words *(if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, mark the applicable box)*:

☐ "bank" or "trust" or any derivative thereof
☐ "credit union" ☐ "savings and loan"
☐ "insurance", "casualty", "mutual", or "surety"

3. Principal office street address:

15975 Winding Trail Rd
(Street name and number)

Colorado Springs *(City)* CO *(State)* 80908 *(Postal/Zip Code)*
(Province – if applicable) United States *(Country – if not US)*

4. Principal office mailing address: (if different from above):

(Street name and number or Post Office Box information)

(City) *(State)* *(Postal/Zip Code)*
(Province – if applicable) *(Country – if not US)*

5. Registered agent: (if an individual): Roth *(Last)* Jay *(First)* W *(Middle)* *(Suffix)*

OR (if a business organization):

6. The person appointed as registered agent in the document has consented to being so appointed.

7. Registered agent street address:

15975 Winding Trail Rd
(Street name and number)

Colorado Springs *(City)* CO *(State)* 80908 *(Postal/Zip Code)*

8. Registered agent mailing address:
(LEAVE BLANK if same as above)

(Street name and number or Post Office Box information)

(City) *(State)* *(Postal/Zip Code)*

(Province – if applicable) *(Country – if not US)*

9. If the corporation's period of duration is less than perpetual, state the date on which the period of duration expires:

(mm/dd/yyyy)

10. *(OPTIONAL)* Delayed effective date:

(mm/dd/yyyy)

11. Name(s) and address(es) of incorporator(s):

(if an individual) Roth *(Last)* Jay *(First)* W *(Middle)* *(Suffix)*

OR (if a business organization)

15975 Winding Trail Rd
(Street name and number or Post Office Box information)

Colorado Springs *(City)* CO *(State)* 80908 *(Postal/Zip Code)*

(Province – if applicable) United States *(Country – if not US)*

(if an individual) House *(Last)* Jamie *(First)* *(Middle)* *(Suffix)*

OR (if a business organization)

15575 Winding Trail Rd
(Street name and number or Post Office Box information)

Colorado Springs *(City)* CO *(State)* 80908 *(Postal/Zip Code)*

(Province – if applicable) United States *(Country – if not US)*

(if an individual) *(Last)* *(First)* *(Middle)* *(Suffix)*

OR (if a business organization)

(Street name and number or Post Office Box information)

(City) *(State)* *(Postal/Zip Code)*

(Province – if applicable) United States *(Country – if not US)*

(If there are more than three incorporators, mark this box ☐ and include an attachment stating the true names and mailing addresses of all additional incorporators.)

12. The corporation is authorized to issue 1,000 shares of common stock.
(number)

(Additional classes of capital stock may be authorized and additional information regarding the corporation's stock may be stated, mark this box ☐ and include an attachment stating pertinent information.)

13. Additional information may be included pursuant to §7-102-102, C.R.S. and other organic statutes such as title 12, C.R.S. If applicable, mark this box ☐ and include an attachment stating the additional information.

Notice:

Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

14. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:

Roth	Jay	W	
(Last)	*(First)*	*(Middle)*	*(Suffix)*

15975 Winding Trail Rd
(Street name and number or Post Office Box information)

Colorado Springs	CO	80908
(City)	*(State)*	*(Postal/Zip Code)*
	United States	
(Province – if applicable)	*(Country – if not US)*	

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

OFFICE OF THE SECRETARY OF STATE
OF THE STATE OF COLORADO

CERTIFICATE OF DOCUMENT FILED

I, Wayne W. Williams, as the Secretary of State of the State of Colorado, hereby certify that, according to the records of this office, the attached document is a true and complete copy of the

Articles of Amendment

with Document # 20151519527 of
MedX Holdings, Inc.

Colorado Corporation

(Entity ID # 20061361085)

consisting of 2 pages.

This certificate reflects facts established or disclosed by documents delivered to this office on paper through 12/15/2015 that have been posted, and by documents delivered to this office electronically through 12/17/2015@ 15:20:53.

I have affixed hereto the Great Seal of the State of Colorado and duly generated, executed, and issued this official certificate at Denver, Colorado on 12/17/2015 @ 15:20:53 in accordance with applicable law. This certificate is assigned Confirmation Number 9419009

Secretary of State of the State of Colorado

End of Certificate

Document must be filed electronically.
Paper documents are not accepted.
Fees & forms are subject to change.
For more information or to print copies
of filed documents, visit www.sos.state.co.us.

E-Filed

Colorado Secretary of State
Date and Time: 08/12/2015 11:07 AM
ID Number: 20061361085

Document number: 20151519527
Amount Paid: $25.00

ABOVE SPACE FOR OFFICE USE ONLY

Articles of Amendment

filed pursuant to §7-90-301, et seq. and §7-110-106 of the Colorado Revised Statutes (C.R.S.)

ID number: 20061361085

1. Entity name: Disaboom, Inc.
(If changing the name of the corporation, indicate name before the name change)

2. New Entity name: (if applicable) Cantor Group Inc.

3. Use of Restricted Words *(if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, mark the applicable box)*:
   - ☐ "bank" or "trust" or any derivative thereof
   - ☐ "credit union" ☐ "savings and loan"
   - ☐ "insurance", "casualty", "mutual", or "surety"

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation's period of duration as amended is less than perpetual, state the date on which the period of duration expires: ____________ *(mm/dd/yyyy)*

   or

   If the corporation's period of duration as amended is perpetual, mark this box: ☐

7. *(Optional)* Delayed effective date: ____________ *(mm/dd/yyyy)*

Notice:
Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

8. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:

Black	David		
(Last)	*(First)*	*(Middle)*	*(Suffix)*

1942 broadway st

(Street name and number or Post Office information)

Ste 314C

Boulder	CO	80302
(City)	*(State)*	*(Postal/Zip Code)*
	United States	
(Province – if applicable)	*(Country – if not US)*	

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ *and include an attachment stating the name and address of such individuals.)*

Disclaimer:

This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

OFFICE OF THE SECRETARY OF STATE
OF THE STATE OF COLORADO

CERTIFICATE OF DOCUMENT FILED

I, Wayne W. Williams, as the Secretary of State of the State of Colorado, hereby certify that, according to the records of this office, the attached document is a true and complete copy of the

Articles of Amendment

with Document # 20151793187 of
MedX Holdings, Inc.

Colorado Corporation

(Entity ID # 20061361085)

consisting of 4 pages.

This certificate reflects facts established or disclosed by documents delivered to this office on paper through 12/15/2015 that have been posted, and by documents delivered to this office electronically through 12/17/2015@ 15:22:05.

I have affixed hereto the Great Seal of the State of Colorado and duly generated, executed, and issued this official certificate at Denver, Colorado on 12/17/2015 @ 15:22:05 in accordance with applicable law. This certificate is assigned Confirmation Number 9419012 .

Secretary of State of the State of Colorado

End of Certificate

Document must be filed electronically.
Paper documents are not accepted.
Fees & forms are subject to change.
For more information or to print copies
of filed documents, visit www.sos.state.co.us.

E-Filed

Colorado Secretary of State
Date and Time: 12/14/2015 08:39 AM
ID Number: 20061361085

Document number: 20151793187
Amount Paid: $25.00

ABOVE SPACE FOR OFFICE USE ONLY

Articles of Amendment

filed pursuant to §7-90-301, et seq. and §7-110-106 of the Colorado Revised Statutes (C.R.S.)

ID number: 20061361085

1. Entity name: Cantor Group Inc.
(If changing the name of the corporation, indicate name before the name change)

2. New Entity name:
(if applicable) ______

3. Use of Restricted Words *(if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, mark the applicable box)*:
☐ "bank" or "trust" or any derivative thereof
☐ "credit union" ☐ "savings and loan"
☐ "insurance", "casualty", "mutual", or "surety"

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation's period of duration as amended is less than perpetual, state the date on which the period of duration expires: ______ *(mm/dd/yyyy)*

or

If the corporation's period of duration as amended is perpetual, mark this box: ☐

7. *(Optional)* Delayed effective date: ______ *(mm/dd/yyyy)*

Notice:
Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

8. Name(s) and address(es) of the individual(s) causing the document to be delivered for filing:

Schellpfeffer	Donald		
(Last)	*(First)*	*(Middle)*	*(Suffix)*

900 E 20th Street
(Street name and number or Post Office information)

Sioux Falls	SD	57105
(City)	*(State)*	*(Postal/Zip Code)*
	United States	
(Province – if applicable)	*(Country – if not US)*	

(The document need not state the true name and address of more than one individual. However, if you wish to state the name and address of any additional individuals causing the document to be delivered for filing, mark this box ☐ and include an attachment stating the name and address of such individuals.)

Disclaimer:
This form, and any related instructions, are not intended to provide legal, business or tax advice, and are offered as a public service without representation or warranty. While this form is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form. Questions should be addressed to the user's attorney.

CANTOR GROUP, INC

WRITTEN CONSENT OF THE MAJORITY MEMBER OF THE BOARD OF DIRECTORS IN LIEU OF A SPECIAL MEETING

November 18th, 2015

In lieu of a special meeting of the Board of Directors (the "Board") of Cantor Group, Inc. a Colorado Corporation (the "Company"), the undersigned being the majority member(s) of the Board and majority shareholder(s) of the Company, hereby consents to and adopts the following resolutions. The following actions by written consent, said actions to have the same force and effect as if adopted and taken at a special meeting of the Board called and held for such purpose of the date first set forth above, with a full quorum present and acting throughout.

WHEREAS the President, Secretary and CEO David Black resigned both as Officer and Director of the Cantor Group (CATG) effective November 18, 2015; and

WHEREAS the Board has newly appointed Donald Schellpfeffer, MD as Chief Executive Officer, President/Secretary and Chairman of the Board, effective November 18th, 2015.

THE FOLLOWING CONSENT RESOLUTION is approved by the Board of Directors effective as of the 18th day of November 2015 (the "Effective Date" hereof)

NOW THEREFORE BE IT RESOLVED THAT:

1. Ratification of Resignation. The Board of Directors hereby ratifies, confirms and approves the resignation of Mr. David Black as Officer and Director of Cantor Group Inc.

2. Ratification of Appointment. The Board of Directors hereby ratifies, confirms and approves the appointment of Mr. Donald Schellpfeffer, MD in the capacity of Chief Executive Officer and Chairman of the Board.

3. Ratification of Control Block. The Board of Directors hereby ratifies, confirms and approves the terms and conditions set forth in the mutually agreed to Stock Purchase Agreement dated November 17, 2015.

4. Ratification of authority. Any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

November 18, 2015

DIRECTOR:

Donald Schellpfeffer ____________ Donald Schellpfeffer, MD, **CEO/Chairman of the Board**

OFFICE OF THE SECRETARY OF STATE
OF THE STATE OF COLORADO

CERTIFICATE OF DOCUMENT FILED

I, Wayne W. Williams, as the Secretary of State of the State of Colorado, hereby certify that, according to the records of this office, the attached document is a true and complete copy of the

Articles of Amendment

with Document # 20151796234 of

MedX Holdings, Inc.

Colorado Corporation

(Entity ID # 20061361085)

consisting of 2 pages.

This certificate reflects facts established or disclosed by documents delivered to this office on paper through 12/15/2015 that have been posted, and by documents delivered to this office electronically through 12/17/2015@ 15:23:17.

I have affixed hereto the Great Seal of the State of Colorado and duly generated, executed, and issued this official certificate at Denver, Colorado on 12/17/2015 @ 15:23:17 in accordance with applicable law. This certificate is assigned Confirmation Number 9419016


STATE OF COLORADO
NIL SINE NUMINE
1876

Wayne W. Williams

Secretary of State of the State of Colorado

Document must be filed electronically.
Paper documents are not accepted.
Fees & forms are subject to change.
For more information or to print copies
of filed documents, visit www.sos.state.co.us.

E-Filed

Colorado Secretary of State
Date and Time: 12/15/2015 03:05 PM
ID Number: 20061361085

Document number: 20151796234
Amount Paid: $25.00

ABOVE SPACE FOR OFFICE USE ONLY

Articles of Amendment

filed pursuant to §7-90-301, et seq. and §7-110-106 of the Colorado Revised Statutes (C.R.S.)

ID number: 20061361085

1. Entity name: Cantor Group Inc.
   (If changing the name of the corporation, indicate name before the name change)

2. New Entity name: (if applicable) MedX Holdings, Inc.

3. Use of Restricted Words *(if any of these terms are contained in an entity name, true name of an entity, trade name or trademark stated in this document, mark the applicable box)*:
   - ☐ "bank" or "trust" or any derivative thereof
   - ☐ "credit union" ☐ "savings and loan"
   - ☐ "insurance", "casualty", "mutual", or "surety"

4. Other amendments, if any, are attached.

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, the attachment states the provisions for implementing the amendment.

6. If the corporation's period of duration as amended is less than perpetual, state the date on which the period of duration expires: ____________ *(mm/dd/yyyy)*

   or

   If the corporation's period of duration as amended is perpetual, mark this box: ☐

7. *(Optional)* Delayed effective date: ____________ *(mm/dd/yyyy)*

Notice:
Causing this document to be delivered to the secretary of state for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered.

STATE OF WYOMING
Office of the Secretary of State

I, ED MURRAY, Secretary of State of the State of Wyoming, do hereby certify that

MedX Holdings, Inc.

a business entity originally organized under the laws of Colorado on September 5, 2006, did on December 28, 2015 apply for a Certificate of Domestication and filed Articles of Domestication in the office of the Secretary of State of Wyoming.

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this **28th** day of **December**, **2015**

Secretary of State

By: Janelle Iddings

Filed Date: 12/28/2015